UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 640-4202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Neuronetics, Inc. (“Neuronetics” or the “Company”) may present materials to certain investors. A copy of the presentation prepared by the Company (the “Presentation”) in connection therewith is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

The Presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data.

Certain statements in the Presentation, including the documents incorporated by reference therein, include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “estimate”, “may”, “will”, “project”, “could”, “should”, “would”, “seek”, “forecast”, “expect”, “anticipate”, “predict”, “outlook”, “potential”, or other similar expressions, including without limitation the negative of these terms. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between Greenbrook TMS Inc. (“Greenbrook”) and Neuronetics, such as statements regarding the combined operations and prospects of Greenbrook and Neuronetics, estimates of pro forma financial information of the combined company, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, the expected cash balance of Greenbrook at the time of the closing of the proposed Arrangement (as such term is defined in the Neuronetics preliminary proxy statement), expectations regarding Neuronetics’ ability to leverage Greenbrook’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the Arrangement, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of Neuronetics and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•	the inherent uncertainty associated with financial or other projections or outlooks, including due to the unpredictability of the underlying assumptions, adjustments and estimates;

•	Neuronetics’ ability to maintain the listing requirements of Nasdaq;

•	the total addressable market of Neuronetics’ and Greenbrook’s businesses;

•	general economic conditions in the markets where Neuronetics and Greenbrook operate;

•

the expected timing of any regulatory approvals relating to the Arrangement, the businesses of Greenbrook and Neuronetics and of the combined company and product launches of such businesses and companies;

•	the non-performance of third-party vendors and contractors;

•	the risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;

•	Greenbrook’s, Neuronetics’, and the combined company’s compliance with, and changes to, applicable laws and regulations;

•	the combined company’s limited operating history;

•	the combined company’s ability to manage growth;

•	the combined company’s ability to obtain additional or suitable financing;

•	the combined company’s ability to expand product offerings;

•	the combined company’s ability to compete with others in its industry;

•	the combined company’s ability to protect its intellectual property;

•	the retention of employees of Greenbrook and Neuronetics following the announcement of the Arrangement;

•	Greenbrook’s, Neuronetics’, and the combined company’s ability to defend against legal proceedings;

•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

•	the combined company’s ability to achieve the expected benefits from the Arrangement within the expected time frames or at all;

•	the incurrence of unexpected costs, liabilities or delays relating to the proposed Arrangement;

•	the satisfaction (or waiver) of closing conditions to the consummation of the Arrangement, including with respect to the approval of Neuronetics Stockholders and Greenbrook Shareholders;

•

the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Arrangement Agreement (as such term is defined in the Neuronetics preliminary proxy statement);

•	the disruption of the attention of management of Greenbrook and Neuronetics from ongoing business operations due to the Arrangement Agreement;

•	the outcome of any legal proceedings related to the Arrangement Agreement;

•	the fact that the trading price of the Greenbrook Shares or the Neuronetics Shares may decline significantly if the Arrangement is not completed;

•	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and

•

other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including, but not limited to, those set forth in Greenbrook’s filings with the SEC and the Canadian Securities Administrators, including in the “Risk Factors” section of the Greenbrook 10-K and any subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators, and those set forth in Neuronetics’ filings with the SEC, including in the “Risk Factors” section of Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024 and any subsequent SEC filings. These documents with respect to Greenbrook can be accessed on Greenbrook’s website at https://www.greenbrooktms.com/investor-relations, on Greenbrook’s SEDAR+ profile at www.sedarplus.ca or on Greenbrook’s EDGAR profile at www.sec.gov and these documents with respect to Neuronetics can be accessed on Neuronetics’ website at https://ir.neuronetics.com/ or on Neuronetics’ EDGAR profile at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do, what impact they will have on the results of operations and financial condition of Greenbrook, Neuronetics or the combined company. Forward-looking statements speak only as of the date they are made, and Greenbrook, Neuronetics and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Projections used in the Presentation are considered forward looking statements. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, expected future production, internal rate of return, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed Arrangement will close or that the forward-looking information will prove to be accurate.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Neuronetics, Greenbrook and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Neuronetics’ stockholders in connection with the transaction. Neuronetics’ stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of Neuronetics in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024, its proxy statement relating to its 2024 Annual Meeting of Stockholders filed with the SEC on April 11, 2024 and other relevant materials filed with the SEC when they become available; and (ii) regarding Greenbrook’s directors and officers in Greenbrook’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on April 25, 2024 and other relevant materials filed with the SEC and on SEDAR+, as applicable, when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Neuronetics’ stockholders in connection with the transaction is set forth in the Neuronetics preliminary proxy statement filed with the SEC on September 17, 2024. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is included in the Neuronetics preliminary proxy statement filed with the SEC on September 17, 2024.

Notice Regarding Information

Descriptions in the Presentation of the terms of the Arrangement Agreement, the Plan of Arrangement, the Greenbrook Voting and Support Agreements, the Neuronetics Voting and Support Agreements, the TL Conversion Agreement are summaries of the terms of those documents. Neuronetics Stockholders are urged to carefully read the full text of each of these documents. A copy of the complete text of the Arrangement Agreement and Plan of Arrangement is an exhibit to Neuronetics Current Report on Form 8-K filed with the SEC on August 13, 2024. The complete text of the Greenbrook Voting and Support Agreements is available on Neuronetics’ EDGAR profile at www.sec.gov and the complete text of the Neuronetics Voting and Support Agreements is available on Neuronetics’ EDGAR profile at www.sec.gov. The complete text of the TL Conversion Agreement is available on Greenbrook’s EDGAR profile at www.sec.gov and on Greenbrook’s SEDAR+ profile at www.sedarplus.ca.

The Presentation contains industry, market and competitive position data from Neuronetics’ own internal estimates and research as well as industry and general publications and research surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Neuronetics’ internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which Neuronetics operates and its management’s understanding of industry conditions. While Neuronetics believes that each of these studies and publications is reliable, Neuronetics has not independently verified market and industry data from third party sources. While Neuronetics believes its internal company research is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented.

Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures.

Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure.

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”)

Adjusted EBITDA is defined as net income/(loss) before interest, income taxes, depreciation and amortization (“EBITDA”) adjusted to exclude stock-based compensation, other non-recurring items, and EBITDA attributable to non-controlling interest. We use Adjusted EBITDA to evaluate operating performance, and this financial measure is among the primary measures we use for planning and forecasting future periods. We further believe that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Understanding the Benefits of Neuronetics’ Greenbrook Acquisition

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024	NEURONETICS, INC.

	By:	/s/ W. Andrew Macan
W. Andrew Macan
EVP, GC & Chief Compliance Officer

3

Exhibit 99.1 Understanding the Benefits of Neuronetics’ Greenbrook Acquisition October 2, 2024

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “estimate”, “may”, “will”, “project”, “could”, “should”, “would”, “seek”, “forecast”, “expect”, “anticipate”, “predict”, “outlook”, “potential”, or other similar expressions, including without limitation the negative of these terms. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between Greenbrook TMS Inc. (“Greenbrook” or “Greenbrook TMS”) and Neuronetics, such as statements regarding the combined operations and prospects of Greenbrook and Neuronetics, estimates of pro forma financial information of the combined company, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, the expected cash balance of Greenbrook at the time of the closing of the proposed Arrangement (as such term is defined in the Neuronetics preliminary proxy statement), expectations regarding Neuronetics’ ability to leverage Greenbrook’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the Arrangement, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of Neuronetics and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to: • the inherent uncertainty associated with financial or other projections or outlooks, including due to the unpredictability of the underlying assumptions, adjustments and estimates; • Neuronetics’ ability to maintain the listing requirements of Nasdaq; • the total addressable market of Neuronetics’ and Greenbrook’s businesses; • general economic conditions in the markets where Neuronetics and Greenbrook operate; • the expected timing of any regulatory approvals relating to the Arrangement, the businesses of Greenbrook and Neuronetics and of the combined company and product launches of such businesses and companies; • the non-performance of third-party vendors and contractors; • the risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products; • Greenbrook’s, Neuronetics’, and the combined company’s compliance with, and changes to, applicable laws and regulations; • the combined company’s limited operating history; • the combined company’s ability to manage growth; • the combined company’s ability to obtain additional or suitable financing; • the combined company’s ability to expand product offerings; • the combined company’s ability to compete with others in its industry; • the combined company’s ability to protect its intellectual property; • the retention of employees of Greenbrook and Neuronetics following the announcement of the Arrangement; • Greenbrook’s, Neuronetics’, and the combined company’s ability to defend against legal proceedings; 2

Forward Looking Statements (continued) • the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; • the combined company’s ability to achieve the expected benefits from the Arrangement within the expected time frames or at all; • the incurrence of unexpected costs, liabilities or delays relating to the proposed Arrangement; • the satisfaction (or waiver) of closing conditions to the consummation of the Arrangement, including with respect to the approval of Neuronetics Stockholders and Greenbrook Shareholders; • the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Arrangement Agreement (as such term is defined in the Neuronetics preliminary proxy statement); • the disruption of the attention of management of Greenbrook and Neuronetics from ongoing business operations due to the Arrangement Agreement; • the outcome of any legal proceedings related to the Arrangement Agreement; • the fact that the trading price of the Greenbrook Shares or the Neuronetics Shares may decline significantly if the Arrangement is not completed; • the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and • other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including, but not limited to, those set forth in Greenbrook’s filings with the SEC and the Canadian Securities Administrators, including in the “Risk Factors” section of the Greenbrook 10-K and any subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators, and those set forth in Neuronetics’ filings with the SEC, including in the “Risk Factors” section of Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024 and any subsequent SEC filings. These documents with respect to Greenbrook can be accessed on Greenbrook’s website at https://www.greenbrooktms.com/investor-relations, on Greenbrook’s SEDAR+ profile at www.sedarplus.ca or on Greenbrook’s EDGAR profile at www.sec.gov and these documents with respect to Neuronetics can be accessed on Neuronetics’ website at https://ir.neuronetics.com/ or on Neuronetics’ EDGAR profile at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do, what impact they will have on the results of operations and financial condition of Greenbrook, Neuronetics or the combined company. Forward-looking statements speak only as of the date they are made, and Greenbrook, Neuronetics and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law. Projections and estimates used in this presentation are considered forward looking statements. See cautionary statement above regarding forward-looking statements. Forward- looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, expected future production, internal rate of return, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed Arrangement will close or that the forward-looking information will prove to be accurate. 3

No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Neuronetics, Greenbrook and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Neuronetics’ stockholders in connection with the transaction. Neuronetics’ stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of Neuronetics in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024, its proxy statement relating to its 2024 Annual Meeting of Stockholders filed with the SEC on April 11, 2024 and other relevant materials filed with the SEC when they become available; and (ii) regarding Greenbrook’s directors and officers in Greenbrook’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on April 25, 2024 and other relevant materials filed with the SEC and on SEDAR+, as applicable, when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Neuronetics’ stockholders in connection with the transaction is set forth in the Neuronetics preliminary proxy statement filed with the SEC on September 17, 2024. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is included in the Neuronetics preliminary proxy statement filed with the SEC on September 17, 2024. Notice Regarding Information Descriptions in this presentation of the terms of the Arrangement Agreement, the Plan of Arrangement, the Greenbrook Voting and Support Agreements, the Neuronetics Voting and Support Agreements, the TL Conversion Agreement are summaries of the terms of those documents. Neuronetics Stockholders are urged to carefully read the full text of each of these documents. A copy of the complete text of the Arrangement Agreement and Plan of Arrangement is an exhibit to Neuronetics Current Report on Form 8-K filed with U.S. Securities and Exchange Commission (“SEC”) on August 13, 2024. The complete text of the Greenbrook Voting and Support Agreements is available on Neuronetics’ EDGAR profile at www.sec.gov and the complete text of the Neuronetics Voting and Support Agreements is available on Neuronetics’ EDGAR profile at www.sec.gov. The complete text of the TL Conversion Agreement is available on Greenbrook’s EDGAR profile at www.sec.gov and on Greenbrook’s SEDAR+ profile at www.sedarplus.ca. This presentation contains industry, market and competitive position data from Neuronetics’ own internal estimates and research as well as industry and general publications and research surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Neuronetics’ internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which Neuronetics operates and its management’s understanding of industry conditions. While Neuronetics believes that each of these studies and publications is reliable, Neuronetics has not independently verified market and industry data from third party sources. While Neuronetics believes its internal company research is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. Projections All of the projections and estimates in this presentation (the “Projections”) are based on information and assumptions made available during Neuronetics’ evaluation of the proposed transaction between Neuronetics and Greenbrook. Neuronetics does not know if such assumptions are accurate or will continue to be accurate. Such information can be adversely affected by known or unknown risks and uncertainties, many of which are beyond Neuronetics’ control. Further, financial forecasts of this type are based on estimates and assumptions that are inherently subject to risks and other factors such as the Company’s performance, Greenbrook’s performance, industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Neuronetics and Greenbrook, including the factors described under “Risk Factors” and “Information Concerning Forward-Looking Statements” in the joint proxy statement / management information circular filed on September 17, 2024, which factors and changes may impact such forecasts or the underlying assumptions. As a result of these contingencies, there can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than projected. 4

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Adjusted EBITDA is defined as net income/(loss) before interest, income taxes, depreciation and amortization (“EBITDA”) adjusted to exclude stock-based compensation, other non- recurring items, and EBITDA attributable to non-controlling interest. We use Adjusted EBITDA to evaluate operating performance, and this financial measure is among the primary measures we use for planning and forecasting future periods. We further believe that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. 5

Neuronetics + Greenbrook TMS Combining two of the nation’s largest mental health companies to create an organization with the ability to leverage its scale and capabilities to treat more patients suffering from mental health conditions 6

Significant, Underpenetrated U.S. TMS Market Opportunity U.S. Adults and Adolescents Patients suffering from depression, >29 million 1 depression with anxiety, and OCD Patients currently 2,3 10.9 million being treated Poorly served by 4,5,6 4.4 million medication Patients treated ~100 0.4% thousand 7 Penetration using TMS 7

Transaction Overview • All of Greenbrook TMS’ outstanding long-term debt will be converted into common shares of Greenbrook (“Greenbrook Shares”) prior to closing of the proposed Arrangement • All-stock transaction with pro forma ownership: 57% Neuronetics, 43% Greenbrook TMS Structure • Each Greenbrook Share is expected to be converted into 0.01149 of a share of Neuronetics common stock, subject to adjustment prior to closing of the proposed Arrangement • Existing Neuronetics management team to maintain leadership roles • Key Greenbrook TMS management team to join Neuronetics leadership team Governance • Combined company will continue to operate as Neuronetics, Inc. • Ticker: STIM (NASDAQ) • Unanimously approved by both companies’ Boards of Directors • Customary closing conditions required Conditions / Timing • Transaction requires approval by both Neuronetics and Greenbrook TMS shareholders • Anticipated closing in the fourth quarter of 2024 8

Neuronetics and Greenbrook TMS Overview

Neuronetics

Neuronetics' NeuroStar Advanced Therapy for Mental Health is the leading transcranial magnetic stimulation ("TMS") treatment for major depressive disorder ("MDD")



NeuroStar is Renewing Lives by Transforming Neurohealth:

NeuroStar TMS	• NeuroStar is a non-drug, noninvasive treatment that can improve the quality of life for people suffering from neurohealth conditions when traditional medication hasn't helped
Dedicated to Practice Success	• Neuronetics is the largest direct sales and customer support team in the industry to support over 1,100 U.S. offices
Widely Reimbursed	• Dedicated to driving health policy to ensure broad U.S. reimbursement among commercial and government payors
Robust R&D Pipeline	• 3rd generation system • Largest clinical dataset in the world to drive new indications

> 182,000	> 6,600,000	$71.3 M
Unique Patients Treated	Treatments Administered	FY 2023 Revenue

Greenbrook TMS

Greenbrook is a leading provider of TMS therapy in the U.S. for the treatment of mental health disorders


118 Treatment Centers
in 17 U.S. states
Baltimore
Washington
Virginia and Maryland (D.C. Metro)
Treatment Center Locations
Current Footprint (118 Treatment Centers)

Greenbrook Offers Three Distinct Services for Patients:

NeuroStar TMS	• Neuronetics is the exclusive provider of TMS devices to Greenbrook • Currently have 245 NeuroStars in active use
Spravato®	• Esketamine nasal spray • Fills the gap in the treatment paradigm for MDD between or before TMS and ECT
Med Management	• Ongoing management to prescribed pharmaceutical treatments throughout a patient's continuum of care

> 49,000	> 1,610,000	$73.8 M
Unique Patients Treated	Treatments Administered	FY 2023 Revenue

NeuroStar
9

Transaction Rationale Creates a vertically integrated organization providing access to mental health treatment with significant scale in the U.S. Strategic Financial • Increased brand awareness for NeuroStar • Increased revenue scale and strong growth trajectory • More consistent delivery of best practices at Greenbrook sites as a model for all customers • Material cost synergies • Ability to provide customers with training on • Accelerated path to profitability incorporation of med management and Spravato • Bolstered balance sheet • Ability to provide additional centralized services to all customers, including payor contract negotiations, reimbursement processing, revenue cycle management, and a centralized call center 10

Key Reasons to Support Neuronetics’ Acquisition of Greenbrook • Expanded Revenue Opportunities from a Broader Portfolio of Mental Health- Related Products and Services • Creates Benefits for All of Neuronetics’ Customers • Ability to Leverage the Better Me Platform to Better Operationalize Greenbrook Clinics and to Serve as a Model for Best Practices Across All Customers • Optimizes Marketing Strategies and Spending to Improve the Patient Experience and Return on Investment • Attractive Financial Profile and Stronger Balance Sheet 11

Expanded Revenue Opportunities from a Broader Portfolio of Mental Health-Related Products and Services • Strength of the combined company allows for investment in clinic product diversification with short ramp-up times and attractive return profiles • Stronger combined balance sheet offers additional incremental revenue opportunities • Greenbrook platform provides access to patient referrals who have not responded to medication – Across the U.S., there are at least 13.3 million MDD patients who have been prescribed 2+ 8 medications • Greenbrook’s capabilities can be offered as additional services to other Neuronetics’ customers – Call center – Payor negotiations – Reimbursement processing 12

Creates Benefits for All of Neuronetics’ Customers • Increases brand recognition for NeuroStar to educate more patients • Expands training opportunities on how to incorporate med management, Spravato, and NeuroStar into practices • Potential to improve customer business operations through: – Access to national and regional payor contracts – Ability to leverage a centralized call center – Management of reimbursement billing and processing – Improved revenue cycle management 13

Ability to Leverage the Better Me Platform to Better Operationalize Greenbrook Clinics • Direct control of Greenbrook clinic adoption of Better Me Program standards to better educate patients and increasing utilization – Consistent patient intake – Consistent patient education – Consistent patient experience 14

Optimizes Marketing Strategies and Spending to Improve the Patient Experience and Return on Investment • Leverage the Better Me Provider platform to better operationalize Greenbrook clinics by providing consistent patient intake, education, and overall experience – Better Me Provider accounts, including participating Greenbrook locations, average ~11 patients per quarter vs. 3 for non-Better Me Provider accounts – Represents incremental opportunity by qualifying and enrolling all Greenbrook sites (~35 sites) into the Better Me Provider program, and incorporating PHQ-10’s into workflow • Optimize Greenbrook Regional Account Manager (RAM) team to drive more efficient ROI-driven marketing spend, with focus on high-performing markets 15

Attractive Financial Profile and Stronger Balance Sheet • Combination effectively doubles the revenue of the business • Material identified cost savings expected to be realized in 2025 and thereafter • Accelerated path to Adjusted EBITDA and cash flow positive compared to Neuronetics standalone • Meaningful reduction in Debt to Revenue ratio provides greater financial flexibility 16

Attractive Financial Profile

- Increased revenue scale and strong growth profile
- $15 million of annual cost savings identified
- Accelerated path to profitability and expect to be Adjusted EBITDA and cash flow positive for the full fiscal year 2025, excluding one-time costs related to the transaction

Revenue(1)(2)

(US$ in millions)



Standalone Neuronetics
Estimated Combined(5)
$71.3
$78-80
~$90
~$100
~$180
~$210
2023A
2024E(7)
2025E
2026E
2025E
2026E

Adjusted EBITDA(1)(2)(3)

(US$ in millions)



Standalone Neuronetics
Estimated Combined(6)
($15.4)
~($14)
~($7)
~$2
~$6
~$23
2023A
2024E(7)
2025E
2026E
2025E
2026E

Net Income(1)(2)(4)

(US$ in millions)



Standalone Neuronetics
Estimated Combined(6)
($30.2)
~($31)
~($19)
~($10)
~($13)
~$5
2023A
2024E(7)
2025E
2026E
2025E
2026E

(1) On a standalone basis, Neuronetics is pursuing opportunities to reduce its operating expenses, which could result in reduced revenue, Adjusted EBITDA and net income.
(2) These estimates and projections were prepared before August 11, 2024. They have not been updated.
(3) Excludes share-based compensation, non-recurring Greenbrook costs, and EBITDA attributable to non-controlling interest. See Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income (loss).
(4) Represents GAAP net income (loss).
(5) Excludes estimated intercompany revenue.
(6) Excludes estimated intercompany revenue and expenses. Includes estimated cost synergies and one-time costs to achieve synergies.
(7) Includes actual results through June 30, 2024 and estimates through the balance of 2024 according to the Business Outlook provided by Neuronetics on August 12, 2024.

NeuroStar
17

Stronger Balance Sheet • 100% of Greenbrook’s LT debt of Debt to Revenue & Net Debt to Revenue Ratio ~$150 million being converted into (1) (2) Standalone Neuronetics Estimated Combined Greenbrook Shares or eliminated 65% prior to / at closing 56% • Enhanced pro forma liquidity from 49% Neuronetics debt refinance with 40% 40% 36% 35% 31% Perceptive Advisors • Expected lower debt to revenue ratio 18% 9% and improved Adjusted EBITDA and cash flow profile to provide greater 2024E 2025E 2026E 2025E 2026E Debt to Revenue Net Debt to Revenue Debt to Revenue Net Debt to Revenue financial flexibility (1) Based on $50M of Perceptive credit facility. (2) Assumes incremental $25M tranche from Perceptive Advisors for a total of $75M of debt. 18

References 1. NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024 2. Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021 3. OCD- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021 4. https://pubmed.ncbi.nlm.nih.gov/23768668/ 5. Definitive Health Diagnosis/Prescription Data: 03/25/22 6. https://med.stanford.edu/ocd/treatment/pharma.html 7. Neuronetics Data on File 2024 (Calculation of 40% Market share for NNI * 1.2% treatment rate), Adolescent data = actual for 2023 8. Neuronetics Data on File 2024 19

Appendix

Non-GAAP Financial Measures Reconciliation The following tables present our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measure of net income (loss) Standalone Neuronetics Reconciliation (US$ in millions) For the Year Ending, For the Year Ending December 31, 2023A 2024E 2025E 2026E Net Income (Loss) ($30.2) ~($31) ~($19) ~($10) (+) Depreciation & Amortization 2.0 2 2 1 (+) Interest Expense, net 5.4 9 5 6 (+) Share-Based Compensation 7.3 6 5 5 (+) Income Tax Expense 0.0 0 0 0 Adjusted EBITDA ($15.4) ~($14) ~($7) ~$2 (1) Estimated Combined Reconciliation (US$ in millions) For the Year Ending December 31, 2025E 2026E Net Income (Loss) ~($13) ~$5 (+) Depreciation & Amortization 4 2 (+) Interest Expense, net 9 9 (+) Share-Based Compensation 5 5 (+) Income Tax Expense 0 1 (+) Non-Recurring Greenbrook Costs 1 1 Adjusted EBITDA ~$6 ~$23 (1) Excludes estimated intercompany revenue and expenses. Includes estimated cost synergies and one-time costs to achieve synergies. 21